UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 7, 2013

Date of Report (date of earliest event reported)

GBS ENTERPRISES INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-52223	27-375505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February1, 2013 IDC Global Incorporated, a Delaware corporation and wholly-owned subsidiary (“IDC”) of GBS Enterprises Incorporated, Nevada Corporation (the “Company” or “Seller”), entered into a Stock Purchase Agreement, (the “Agreement”), with Global Telecom & Technology Americas, Inc., a Virginia corporation (“GTT” or the “Purchaser”), collectively referred to as the “Parties.”

The Purchaser is a publicly traded (GTLT:OTC US) cloud network provider.

Pursuant to the Agreement, the Company sold 100% of the issued and outstanding shares of capital stock of IDC (the “IDC Shares”) to GTT for an aggregate purchase price of $4,600,000 in cash.

IDC is a privately held company that provides nationwide network and data center services.  IDC delivers customized, high availability technology solutions for WAN, Wireless Services, Co-location & Hosting, Managed Services, and Network Security.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Parties consummated the transaction described in item 1.01 with an effective date of February 1, 2013. The disclosure made under item 1.01 of this Form 8-K is incorporated by reference herein.

Pursuant to the Agreement, the Company sold 100% of the issued and outstanding IDC Shares to the Purchaser.

The foregoing description of the Agreement is qualified in its entirely by reference to the Stock Purchase Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On February 7, 2013 the Company issued the Press Release filed as Exhibit 99.1 to this Form 8-K.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01(d). Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated February 1, 2013, by and between GBS Enterprises Incorporated and Global Telecom & Technology Americas
99.1	Press Release Issued on February 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

Date: February 7, 2013	By:
Name: Gary MacDonald Title: Chief Executive Officer (Principal Executive Officer)